UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2007

Baldor Electric Company

Exact name of registrant as specified in its charter

Missouri	01-07284	43-0168840
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No

5711 R. S. Boreham, Jr., St Fort Smith, Arkansas	72901
Address of principal executive offices	Zip Code

479-646-4711

Registrant’s telephone number, including area code

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 14, 2007, Baldor Electric Company (the “Company”) entered into an amendment to its new senior secured credit facility with a syndicate of financial institutions, including BNP Paribas as Administrative Agent.

The First Omnibus Amendment amends the current Credit Agreement and the Security Agreement, each dated January 31, 2007, to include the Company’s obligations to SunTrust Bank with respect to existing cash management agreements and letters of credit within the framework of the new senior secured credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date February 20, 2007	/s/ Ronald E. Tucker
Ronald E. Tucker
President, Chief Operating Officer,
Chief Financial Officer and Secretary
(Principal Financial Officer)